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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (date of earliest event reported):
                                 April 11, 2002


                             SIGNATURE EYEWEAR, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


           California                 0-23001              95-3876317
           ----------                 -------              ----------
  (State or Other Jurisdiction      (Commission           (IRS Employer
       of Incorporation)            File Number)        Identification No.)


      498 North Oak Street Inglewood, California                 90302
      ------------------------------------------                 -----
       (Address of Principal Executive Offices)                (Zip Code)


                                 (310) 330-2700
                         Registrant's Telephone Number,
                               Including Area Code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

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ITEM 2.     OTHER EVENTS

On April 11, 2002 Signature Eyewear, Inc. (the "Company") issued a press release reporting the sale of USA Optical Line, one of the Company's divisions. See the press release attached hereto as Exhibit 99.1.

On April 22, 2002 the Company issued a press release reporting that it had entered into a letter of intent of sell $400,000 of a new series of convertible preferred stock to a private investor and had received a non-binding proposal for a $7 million credit facility which would replace its existing bank credit facility. See the press release attached hereto as Exhibit 99.2

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

                        99.1  Press release issued April 11, 2002.

                        99.2  Press release issued April 23, 2002.


























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                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                  SIGNATURE EYEWEAR, INC.



Date:  April 22, 2002                             By:   /s/ MICHAEL PRINCE
                                                       ---------------------
                                                       Michael Prince
                                                       Chief Financial Officer


EXHIBITS:
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                        99.1  Press release issued April 11, 2002.

                        99.2  Press release issued April 23, 2002.





















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